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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 21, 1999


                           PREMIER LASER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                      0-25242                  13-3629196
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                                    3 Morgan
                                Irvine, CA 92660
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (949) 859-0656


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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         The undersigned registrant hereby amends, to the extent set forth herein, the registrant's Current Report on Form 8-K dated November 4, 1999, and filed with the Securities and Exchange Commission on November 5, 1999.

Item 7.  Financial Statements, pro forma Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         The audited financial statements of Ophthalmic Imaging Systems, a California corporation ("OIS"), for the fiscal years ended August 31, 1999 and 1998, are incorporated herein by reference to OIS' Annual Report on Form 10-KSB/A dated December 20, 1999, and filed with the Securities and Exchange Commission on December 29, 1999.

(b)      Pro Forma Financial Information.

         The unaudited pro forma consolidated condensed financial statements of Premier Laser Systems, Inc., a California corporation ("Premier"), reflecting the acquisition of OIS, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

 (c)      Exhibits.

         99.1 Financial Statements of OIS for the fiscal years ended August 31, 1999 and 1998 (incorporated herein by reference to OIS' Annual Report on Form 10-KSB/A dated December 20, 1999, and filed with the Securities and Exchange Commission on December 29, 1999.)

         99.2 Pro forma unaudited consolidated condensed financial statements of Premier, reflecting the acquisition of OIS.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PREMIER LASER SYSTEMS, INC.

                                            /s/ Robert V. Mahoney
                                            ---------------------

                                        By: Robert V. Mahoney
                                            Executive Vice President of Finance
                                            and Chief Financial Officer

Dated: January 4, 2000

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Exhibit
Number                Exhibit Index
------                -------------

99.1 Financial statements of OIS for the fiscal years ended August 31, 1999 and 1998 (incorporated herein by reference to OIS' Annual Report on Form 10-KSB/A dated December 20, 1999, and filed with the Securities and Exchange Commission on December 29, 1999.)

99.2 Pro forma unaudited consolidated condensed financial statements of Premier, reflecting the acquisition of OIS.